EXHIBIT 10.13

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.


CONTRACT  OF  LOAN  (LIMIT)  TRANSACTION

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Revenue
Stamp
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To  Korea  Exim  Bank                              Date   2005.11.19


Name                             (Sign)
      ---------------------------------
Address:



  I understand that in the loan transaction with Korea Exim Bank (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction will be applied. I duly recognize the following articles.

ARTICLE  1  CONDITIONS  OF  TRANSACTION

  The  conditions  of  transaction  are  as  follows.

  (In the event there are multiple choices, please listen to the employee's explanation and place an "x" mark inside the appropriate "[ ]")



Loan subject     Comprehensive export funds
(Loan type)      (deeds loan, won currency)
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                 [ ] Limit transaction
Transaction      [ ] Revolving credit transaction
classification   [ ] Spent credit transaction
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Loan(limit)      [ ] One Billion Nine Hundred Million Won, (W 1,900,000,000.00)
Amount           [ ]
---------------  --------------------------------------------------------------------------------
Purpose of
fund
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Loan (limit
transaction)     [ ] Within 6 months of frist loan (Only until 2006.05.18)
period           [ ] From     to
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                                                                   Arrears compensation
                                                                   interest
                 Fixed (standard         Until expiry              (standard contract
                 contract of loan        Won currency :      % pa  of loan transaction
                 transaction Article 3   Foreign currency :        Article 3, Section
Interest rate    Clause 2 Section 1)            %pa                5)                         %pa
---------------  ----------------------  ------------------------  ---------------------  -------
                                         Won currency :            Arrears compensation
                                         Standard interest+(   )%  interest
                 Variable (standard      Foreign currency :        (standard contract
                 contract of loan        Standard interest+(   )%  of loan transaction
                 transaction Article 3   Miscellaneous             Article 3, Section
Interest rate    Clause 2 Section 2)             (              )  5)                         %pa
---------------  ----------------------  ------------------------  ---------------------  -------

                                                                   Arrears compensation
                                                                   interest
                                                                   (standard contract
                                                                   of loan transaction
                                                                   Article 3, Section
Interest rate    Limit transaction : Refer to Article 4            5)                         %pa
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Calculation      A. Won currency : 365 days considered as 1 year, interest is calculated
of interest      on a daily basis.
and arrears      B. Foreign currency : 360 days consiered as 1 year, interest is
compensation     calculated on a daily basis.
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                 Independent loan amount is decided hereinafter for each transaction.
Independent      [ ] Amount required for production within ( ) % of balance of
loan amount      amount already received subtracted from contract fee of export
(applies to      contract, export credit market or product supply contract
limit            [ ] Within ( ) % of import fee or pre-import fee
transaction)     [ ] Miscellaneous :
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Independent      [ ] On each independent loan, within the period from
loan period      initial loan date ( ) plus ( ) days
(applies to      [ ] On each independent loan, within the period from initial
limit            loan date plus ( ) months
transaction)     [ ] Miscellaneous:
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                 [ ] Execute the whole amount on commencement of loan
                 [ ] Part execution after confirmation of the bank of asset purpose and required
                 amount based on documentary evidence and spot goods
Method of        [ ] Execute as required by the customer with preset credentials
loan             [ ] Miscellaneous:
execution            (                                                         )
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                 [ ] Repayment of                       within expiry of loan
                 [ ] Repayment of the whole amount on expiry of loan. Installment repayment is possible with the bank's approval.
                 [ ] First repayment after        (   ) months, installment
                 repayment for (  ) according to installment repayment date chart
                 [ ] Defer payment for ( ) years ( ) months after commencement, installment repayment afterwards according to installment repayment date chart.
                 [ ] Miscellaneous:
                     (                                                         )
                 [x] Any bank deposit repayments through ATMs or electronic banking
Method of        means after bank business hours may not be recorded as being repaid
repayment        on the day
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                 [ ] Initial interest will be paid within ( ) months of commencement, latter interests will be paid within ( ) months of the day after final calculation of paid interest
                 [ ] Paid according to a separate installment repayment date chart
Time and         [ ] Miscellaneous
method of            (                                                         )
interest         [x] Any bank deposit repayments through ATMs or electronic banking
payment and      means after bank business hours may not be recorded as being repaid
method           on the day
---------------  --------------------------------------------------------------------------------

1. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

2. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7 (including standard contract of loan transaction Article 9, redemption debt of discount bill), arrears compensation shall be made according to the amount of loan remaining.

ARTICLE  3  SPENDING  AND  REVOLVING  MAINTENANCE  OF  LIMIT  TRANSACTION

1. For spending, application for each independent loan will be made within range confirmed through documentary evidence of asset purpose and the amount spent
(such  as  trade  contract)  and  is  not  greater than the loan limit amount in
Article 1 that is the sum of applied loan and the total of each independent loan (including approved amount not withdrawn) until the date of application. The bank may confirm this and approve of it at its own discretion.

2. For revolving, application for each independent loan will be made within range confirmed through documentary evidence of asset purpose and the amount spent (such as trade contract) and is not greater than the loan limit amount in
Article 1 that is the sum of applied loan and the loan balance of each independent loan (including approved amount not withdrawn) until the date of application. The bank may confirm this and approve of it at its own discretion.

3. In the event of repayment through revolving, the loan amount limit within the loan limit transaction period in Article 1 will be revived as to the repaid amount. The same is not true for spending type.

ARTICLE  4  INDEPENDENT  LOAN  INTEREST  RATE  FOR  LIMIT  TRANSACTION
For limit transaction, the independent loan interest rate for limit transaction is decided by the clauses hereinafter.

1. Loan interest rate for fixed interest loan (including added interests) : Loan interest rate on the date of application of independent loan approval

2. Loan interest rate for variable interest loan : Standard interest rate is the standard interest rate for corresponding initial date of interest, added rate at the added rate of date of approval of loan.

ARTICLE 5 TOTAL AMOUNT OF LOAN AND NOTIFICATION OF INSTALLMENT REPAYMENT DATE CHART

1. For installment repayment loan, the total amount of debt will be decided after the execution.

   The method of execution will be based on installment repayment date chart, receipts and other evidences.

2. Install repayment date chart affixed to the contract shall be recorded by the bank on confirmation of total loan amount according to Article 1 and shall be notified to the debtor and joint sureties.

ARTICLE  6  REDUCTION  AND  SUSPENSION

1. In the case of a line transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the loanee. In this event the loanee shall pay any amount exceeding the line due to the reduction.

2. The bank shall withdraw the reduction or the suspension caused by the reasons stated in Clause once such matters are solved and normal loan transaction is possible.

ARTICLE  7  SERVICE  CHARGE  FOR  REMAINING  LIMIT  IN  THE  CONTRACT

1. For limit transaction or foreign currency loan and there exists a separate clause for any remaining amount within the credit limit set in Article 1, service charge shall be paid according to the standards set by the clause
(hereinafter  referred  to  as  "contract  service  charge").

2. In the event the payment of contract service charge is delayed, arrears compensation shall be made for the delayed amount according to the arrears compensation rate.

ARTICLE  8  REVENUE  STAMP

1. Revenue stamp cost incurred by this contract shall be paid by ([ ]loanee, [ ]bank, [ ]loanee and bank 50% each ).

2. In the event the bank pays the revenue stamp cost that was to be paid by the loanee according to Clause 1, it shall be paid within a short period according to bank's standard contract of loan transaction Article 4.

ARTICLE  9  REPAYMENT  CURRENCY  AND  EXCHANGE  RATES

Principal and interest of foreign currency loan may be repaid with loaned currency or with won currency. Exchange rate in the event of repayment through won currency the telegraph transfer sales rate towards customer shall be applied.

ARTICLE  10  SECURITY  AND  INSURANCE

1. The loanee will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the loanee shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

2. If the items in Clause 1 is transferred to another through export or technology contract, on reception of the bill of debt, surety of payment or trust contract offered, the debtor shall immediately offer the above as pledge to the bank as part of the items in Clause 1 regardless of bank's export loan deferred payment finance agreement with the debtor.

ARTICLE  11  PREMATURE  REPAYMENT

1. For export fund loan deferred payment finance (includes technology fund loan, technology finance and foreign investment related loans), to repay the loan before the expiry date, the details must be discussed with the bank 30 days before the planned repayment date.

2. In the event of loan repayment in Article 1 before its expiry, and there is a pre-existing clause on premature repayment amount, the service charge shall be made according to the standards set in the clause.

ARTICLE  12  DUTY  OF  MAINTENANCE  OF  REPAYMENT  MEANS

1. I shall maintain adequate financial ratio as shown below for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

Classification     20  .     20  .     20  .     20  .     20  .
--------------     -----     -----     -----     -----     -----
 Debt ratio            %         %         %         %         %
 Self asset ratio      %         %         %         %         %
 (      )ratio         %         %         %         %         %
 (      )ratio         %         %         %         %         %


2. In the event of the following, the bank shall be consulted and agreed upon in advance.

     1. Merger, business transfer/acquisition and other sale/rent of important assets
     2. Investment on fixed assets for reasons other than specified in the contract
     3.  Surety  for  other's  debts
     4.  Entering  new  business  or  foreign  investment
     5. Company structure work out, privatization, or any other significant management changes

3. I shall agree to the acts of following sections if the bank so requires for the maintenance of the transaction contract.

     1.  Sales  of  owned  real  estates  or  securities
     2.  Investment  of  majority  shareholder
     3.  Issuance  of new shares to be purchased or publicization of the company

4. The 1st and the 3rd Clause will only be applied in the presence of any special agreements for each Clause between the loanee and the bank.

ARTICLE  13  SUBMISSION  OF  DATA

1. I agree to submit the following documents stated below in each respective period and any other documents required for the maintenance of the loan contract on the bank's request according to bank's standard contract of loan transaction
Article  17  and  Article  19.

     1. Each quarter : Surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items
     2. Each half-year : Half-year accounts report, surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items
     3. Each year : Certified public accountant's inspection report (financial statement of settlements), related statement of settlements, corporation registration transcript, business registry, shareholders book, article of corporation, summary sheet of earned income tax collected, estimated statement of settlements (3 years), state of major business relations, copies each permits and technology permit related documents (KS, ISO, patent rights, etc), labor-management dispute statement, miscellaneous product descriptions, concentric trades reference data, etc.
     4. On demand : Trial balance of totals and balances, statement of current debts, documentary evidence of asset spendings, etc.

2. I agree to submission of the following documents on request of the bank for the purpose of the company's foreign currency risk state and maintenance conditions in evaluating credit information.

     1. Foreign currency risk maintenance structure and maintenance regulations conditions
     2.  Foreign  currency  supply  and  application  statement
     3.  Foreign  currency  derivative  product  trade  statement

3. I agree to submit, on request of the bank, the financial state, loan target business state, the finance and economic environment of the target country or invested country and other required data of the opposite contracting party of any export contract, technology contract, import contract and joint investment contract (hereinafter referred to as "loan target contract").

4. I shall submit data on foreign investment, foreign business or current state of important resource development project related to this contract every 6 months or as requested by the bank.

5. If any imported items related to this contract was imported for the purpose of sales or has been converted for the purpose of sales, its monthly store and sales state (number, amount, sold company, date of sale, receipt of cost, etc) shall be reported to the bank by the 10th of the following month.

ARTICLE  14  FULFILLMENT  AND  MODIFICATION  OF  LOAN  CONSIDERATION  CONTRACT

1. I shall carry out any business related to this contract as to the terms of the loan consideration contract.

2. I shall not change the terms of loan consideration contract without prior approval of the bank.

3. In the event there has been a breach or possible breach of a loan consideration contract by the debtor or the opposing party of the loan consideration contract, I shall submit detailed report including contents, reason and solutions to the bank immediately.

4. I shall maintain the effect of loan consideration contract and approval, registration, and declaration in Article 16 Clause 3.

5. In the event of related government branch's action, labour dispute or court action that could effect the loan consideration contract, I shall immediately inform the bank.

6. If Clauses 1 through 5 is not is not carried without a reason, I shall agree to any actions by the bank.

ARTICLE  15  APPROVAL  OF  COST  OF  CONTRACT  FULFILLMENT

1.  I  shall  fulfill  the  sections  hereinafter.

   1. Any advancement payment deposited in relation to loan consideration contract shall only be used for purposes approved by the bank.
   2. For import funds loan, any import items related with the contract may only be used for the purposes declared when applying for the loan. If there is a significant reason, the items maybe used for other purposes with the approval of the bank.

ARTICLE  16  DECLARATION  AND  GUARANTEES

1. I declare and guarantee to the bank the following sections to be true and accurate.

   1.The opposing party in the loan consideration contract was established according to the law of the related country and has capacity of rights, action, right to agree to loan consideration contract and capacity to fulfill the contract.
   2. The loan consideration contract has passed the internal procedures of the related parties (resolution of board of directors, etc) and was established legally according to the law of the related country.
   3. The opposing party and the debtor have both carried out approval, registration and declaration responsibilities for the effect, maintenance and debt fulfillment of loan consideration contract, including the related country's import/export, foreign investment, primary resource development approval and remittance approval.
   4. Neither the debtor nor the opposing party is under any breach of debt contract and has arrayed tax payment of the government or other public institutions.
   5. Neither the debtor nor the opposing party has experienced action or bureaucratic procedures or arbitration that could seriously effect the financial status of the respective parties, and is not under any possible circumstances to be part of any such action.
   6. The loan consideration contract is an act of commercial affair between the debtor and the opposing party and the opposing party has given up the rights to any primary immunities he holds or may hold in the future in relation to the loan consideration contract.
   7. The loan consideration contract is in accordance with the primary contract and any bill of debt, guarantees or trust chapter was submitted by the opposing parting was issued in full compliance.
   8. All data, information and documentary evidences submitted by the debtor on the debtor, opposing party and the related country are accurate and true.
   9. Financial statements of the debtor, subsidiary company or related company submitted by the debtor is accurate and was made in accordance with the general accounting principle.
  10. The debtor has not received any financial support from other financial institutions in relation to the business receiving support from the bank, and will not receive any overlapping financial support in the future.

ARTICLE  17  MISCELLANEOUS  SPECIAL  CLAUSES







                                  (Name)                                  (Sign)
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  I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents



                                  (Name)                                  (Sign)
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